UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 14, 2026
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BURFORD CAPITAL LIMITED
(Exact name of registrant as specified in its charter)
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Guernsey	001-39511	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oak House, Hirzel Street
St. Peter Port
Guernsey GY1 2NP
(Address of principal executive offices) (Zip code)

+44 1481 723 450
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	BUR	New York Stock Exchange
Ordinary shares, no par value	BUR	London Stock Exchange AIM
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On September 14, 2026, Burford Capital Limited (“Burford”) announced the planned private offering (the “Private Offering”) of $300 million aggregate principal amount of senior secured notes due 2029 by its indirect, wholly owned subsidiary, Burford Capital Global Finance LLC (the “Issuer”). In connection with the launch of the Private Offering, the Issuer delivered a conditional notice of redemption with respect to its outstanding 6.250% senior notes due 2028 (the “2028 Notes”), providing for the redemption on September 24, 2026 (the “Redemption Date”) of all $400 million aggregate principal amount of outstanding 2028 Notes, subject to the Issuer having received, after the date hereof and on or prior to the Redemption Date, proceeds from one or more incurrences of indebtedness (which may include the Private Offering), on terms and conditions satisfactory to the Issuer, in an aggregate principal amount of at least $300 million. The redemption will be made pursuant to the terms of the indenture, dated as of April 5, 2021, by and among the Issuer, Burford, the other guarantors party thereto from time to time and U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as trustee.

Burford also intends to engage in additional de-leveraging transactions following the redemption, which may include open market purchases of its outstanding debt, on an opportunistic basis and subject to market conditions.

This Current Report on Form 8-K does not constitute a notice of redemption with respect to, or an offer to purchase, the 2028 Notes or any other indebtedness.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURFORD CAPITAL LIMITED

By:	/s/ Paul Mysliwiec
Name: Paul Mysliwiec
Title: General Counsel

Date: September 14, 2026